EATON VANCE GLOBAL DIVIDEND INCOME FUND
EATON VANCE PARAMETRIC STRUCTURED EMERGING MARKETS FUND
Supplement to Prospectus dated March 1, 2012

1.   The following is added to “Portfolio Managers” under “Management” in “Fund Summaries – Global Dividend Income Fund”:

John H. Croft, Vice President of BMR, has co-managed the Portfolio since 2012.

2.   The following replaces the last paragraph under “Management and Organization – Global Dividend Income Portfolio”:

Judith A. Saryan and Aamer Khan have managed the Global Dividend Income Portfolio since it commenced operations.  John H. Croft has managed the Global Dividend Income Portfolio since 2012.  Ms. Saryan manages other Eaton Vance portfolios, has managed Eaton Vance portfolios for more than five years, and is a Vice President of Eaton Vance and BMR. Mr. Khan and Mr. Croft manage other Eaton Vance portfolios, have been analysts at Eaton Vance for more than five years, and are Vice Presidents of Eaton Vance and BMR.

3.   The following replaces the last paragraph under “Reducing or Eliminating Class A Sales Charges.” in “Sales Charges”:

Class A shares are offered at net asset value (without a sales charge) to tax-deferred retirement plans and deferred compensation plans, and to clients of financial intermediaries who (i) charge an ongoing fee for advisory, investment, consulting or similar services; or (ii) have entered into an agreement with the principal underwriter to offer Class A shares through a no-load network or platform; or (iii) have self-directed brokerage accounts that may or may not charge transaction fees to customers. Such clients may include individuals, corporations, endowments, foundations and pension plans (including tax-deferred retirement plans and profit sharing plans). Class A shares also are offered at net asset value to investment and institutional clients of Eaton Vance and its affiliates; certain persons affiliated with Eaton Vance; and to certain fund service providers as described in the Statement of Additional Information. Class A shares may also be purchased at net asset value pursuant to the reinvestment privilege and exchange privilege and when distributions are reinvested. See “Shareholder Account Features” for details.

4.   The following replaces “Exchange Privilege.” in “Shareholder Account Features”:

Exchange Privilege. You may exchange your Fund shares for shares of the same Class of another Eaton Vance fund. Exchanges are made at net asset value. If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase of Fund shares. Any class of shares of a Fund may be exchanged for any other class of shares of that Fund, provided that the shares being exchanged are no longer subject to a CDSC and the conditions for investing in the other class of shares described in the applicable prospectus are satisfied.

Before exchanging, you should read the prospectus of the new fund carefully. Exchanges are subject to the terms applicable to purchases of the new fund’s shares as set forth in its prospectus. If you wish to exchange shares, write to the transfer agent (see back cover for address), log on to your account at www.eatonvance.com or call 1-800-262-1122. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive at least 60 days’ notice of any material change to the privilege. This privilege may not be used for “market timing” and may be terminated for market timing accounts or for any other reason. For additional information, see “Restrictions on Excessive Trading and Market Timing” under “Purchasing Shares.” Ordinarily exchanges between different funds are taxable transactions for federal tax purposes, while permitted exchanges of one class for shares of another class of the same fund are not. Shareholders should consult their tax advisors regarding the applicability of federal, state, local and other taxes to transactions in Fund shares.

May 1, 2012

EATON VANCE GLOBAL DIVIDEND INCOME FUND
EATON VANCE PARAMETRIC STRUCTURED EMERGING MARKETS FUND
Supplement to Statement of Additional Information dated March 1, 2012

1.   The following replaces “Portfolio Managers.” under “Investment Advisory and Administrative Services”:

Portfolio Managers.  The portfolio managers (each referred to as a “portfolio manager”) of Parametric Structured Emerging Markets Fund and Global Dividend Income Portfolio are listed below.  Each portfolio manager manages other investment companies and/or investment accounts in addition to the Fund or the Portfolio.  The following table shows, the most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category.  The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
John H. Croft
Registered Investment Companies	4	$ 1,162.0	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	6	$ 93.0	0	$ 0
Aamer Khan
Registered Investment Companies	5	$ 4,120.4	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	0	$ 0	0	$ 0
Judith A. Saryan
Registered Investment Companies	6	$ 5,256.0	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	0	$ 0	0	$ 0
Thomas Seto
Registered Investment Companies	16	$ 10,551.2	0	$ 0
Other Pooled Investment Vehicles	2	$ 929.8	0	$ 0
Other Accounts	2,386(1)	$ 25,245.5	2	$ 1,029.5
David M. Stein
Registered Investment Companies	16	$ 10,551.2	0	$ 0
Other Pooled Investment Vehicles	2	$ 929.8	0	$ 0
Other Accounts	1,993(1)	$ 24,245.5	2	$ 1,029.5

(1)

For “Other Accounts” that are part of a wrap account program, the number of accounts cited includes the number of sponsors for which the portfolio manager provides management services rather than the number of individual customer accounts within each wrap account program.

The following table shows the dollar range of shares of a Fund beneficially owned by its portfolio manager(s) as of the Fund’s most recent fiscal year ended October 31, 2011 and in the Eaton Vance Family of Funds as of December 31, 2011.  Interests in a Portfolio cannot be purchased by a portfolio manager.

Fund Name and Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund	Aggregate Dollar Range of Equity Securities Owned in all Registered Funds in the Eaton Vance Family of Funds
Global Dividend Income Fund
John H. Croft	None	$50,001 – $100,000
Aamer Khan	None	$500,001 - $1,000,000
Judith A. Saryan	$1 - $10,000	over $1,000,000
Parametric Structured Emerging Markets Fund
Thomas Seto	None	$100,001 - $500,000
David M. Stein	None	$100,001 – $500,000

It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s or the Portfolio’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other.  For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Portfolio or the Fund and other accounts he or she advises.  In addition, due to differences in the investment strategies or restrictions between a Portfolio or a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Portfolio or the Fund.  In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account.  The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.  Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons.  The investment adviser and sub-adviser have adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

May 1, 2012